PIMCO Funds

Supplement dated September 13, 2019 to the Asset Allocation Funds Prospectus dated July 31, 2019, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO All Asset All Authority Fund (the “Fund”)

Effective October 1, 2019, the primary broad-based securities market index of the Fund is the Bloomberg Barclays U.S. TIPS Index.

Accordingly, effective October 1, 2019, the second and third paragraphs of the “Performance Information” section of the Fund’s Fund Summary in the Prospectus are deleted in their entirety and replaced with the following:

The Fund measures its performance against a primary benchmark and a secondary benchmark. Effective October 1, 2019, the Fund’s primary benchmark is the Bloomberg Barclays U.S. TIPS Index. The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities (“TIPS”) rated investment grade (Baa3 or better) that have at least one year to final maturity and at least $500 million par amount outstanding. The Fund’s new broad-based securities market index was selected as its use is more closely aligned with the Fund’s principal investment strategies. Prior to October 1, 2019, the Fund’s primary benchmark was the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The S&P 500 Index focuses on the large cap segment of the U.S. equities market. The CPI + 650 Basis Points benchmark, the secondary benchmark, is created by adding 6.5% to the annual percentage change in the Consumer Price Index (“CPI”). The CPI is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the US Bureau of Labor Statistics. Lipper Alternative Global Macro Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by prospectus language, invest around the world using economic theory to justify the decision-making process. The strategy is typically based on forecasts and analysis about interest rate trends, the general flow of funds, political changes, government policies, intergovernmental relations, and other broad systemic factors. These funds generally trade a wide range of markets and geographic regions, employing a broad range of trading ideas and instruments.

In addition, effective October 1, 2019, the following disclosure is added above the row relating to the S&P 500 Index in the Average Annual Total Returns table in the “Performance Information” section of the Fund’s Fund Summary in the Prospectus:

	1 Year	5 Years	10 Years
Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes)	-1.26%	1.69%	3.64%

Investors Should Retain This Supplement for Future Reference

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